SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 20, 2004



                             PYR Energy Corporation
                             ----------------------
             (Exact name of registrant as specified in its charter)



          Maryland                     0-20879                   95-4580642
          --------                     -------                   ----------
(State or other jurisdiction      (Commission File          (IRS Employer
 of incorporation)                 Number)                   Identification No.)



                1675 Broadway, Suite 2450, Denver, Colorado 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (303) 825-3748

Item 7. Financial Statements And Exhibits.
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     (c) Exhibits.
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                                  Exhibit Index
                                  -------------

Exhibit
Number            Description
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99.1              Press release dated January 20, 2004.


Item 12. Results of Operations and Financial Condition.
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     On January 20, 2004, the Company filed its Quarterly Report on Form 10-QSB containing its financial results for the quarter ended November 30, 2003. On January 20, 2004, the Company issued a press release containing its financial results for the quarter ended November 30, 2003. A copy of the Company's earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this report on Form 8-K, including
Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 21, 2004                    PYR ENERGY CORPORATION



                                           By: /s/ D. Scott Singdahlsen
                                           -------------------------------------
                                           D. Scott Singdahlsen
                                           Chief Executive Officer